Exhibit 99.1

March 24, 2025

Liberty TripAdvisor Holdings, Inc. Announces Virtual Special Meeting of Stockholders

ENGLEWOOD, Colo.--(BUSINESS WIRE)-- Liberty TripAdvisor Holdings, Inc. (OTCMKTS: LTRPA, LTRPB) (“Liberty TripAdvisor”) will hold a virtual special meeting of its holders of Series A common stock (“LTRPA”) and Series B common stock (“LTRPB”) on Thursday, April 24, 2025 at 10:15 a.m. M.T. At the special meeting, such stockholders will be asked to consider and vote on (i) a proposal to approve the adoption of the Agreement and Plan of Merger, dated December 18, 2024 (the “Merger Agreement”), by and among Tripadvisor, Inc. (“Tripadvisor”), Liberty TripAdvisor and Telluride Merger Sub Corp., an indirect wholly owned subsidiary of Tripadvisor (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Liberty TripAdvisor (the “Merger”), with Liberty TripAdvisor surviving the Merger and becoming an indirect wholly owned subsidiary of Tripadvisor, and (ii) a proposal to approve the adoption of an amendment to the Restated Certificate of Incorporation of Liberty TripAdvisor, dated August 27, 2014, which amends certain provisions of the Certificate of Designations of Liberty TripAdvisor 8% Series A Cumulative Redeemable Preferred Stock, dated March 15, 2020, as amended. In connection with the Merger, (a) the shares of LTRPA and LTRPB issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $0.2567 per share in cash (without interest), totaling approximately $20 million in the aggregate and (b) all of the shares of Liberty TripAdvisor’s 8% Series A Cumulative Redeemable Preferred Stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive, in the aggregate, $42,471,000 in cash, without interest, and 3,037,959 validly issued, fully paid and non-assessable shares of Tripadvisor common stock.

Information regarding the transactions contemplated by the Merger Agreement (the “Transactions”) and matters on which holders of LTRPA and LTRPB are being asked to vote is available in the definitive proxy materials filed by Liberty TripAdvisor with respect to the special meeting.

Additional Special Meeting Details

The special meeting will be held via the Internet and will be a completely virtual meeting of holders of LTRPA and LTRPB. Such stockholders of record as of the record date for the special meeting will be able to attend the meeting, submit questions and vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LTAH2025SM. The record date for the special meeting is 5:00 p.m., New York City time, on March 21, 2025. Stockholders will need the 16-digit control number that is printed in the box marked by the arrow on the stockholder’s proxy card for the special meeting to enter the virtual special meeting website. A technical support number will become available at the virtual meeting link 10 minutes prior to the scheduled meeting time.

In addition, access to the special meeting will be available on the Liberty TripAdvisor website. All interested persons should visit https://www.libertytripadvisorholdings.com/investors/news-events/ir-calendar to access the webcast. An archive of the webcast will also be available on this website after appropriate filings have been made with the SEC.

Forward-Looking Statements

This communication includes certain forward-looking statements, including certain statements relating to the Transactions and their proposed timing and other matters related to the Transactions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the Transactions. These forward-looking statements speak only as of the date of this communication, and Liberty TripAdvisor expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty TripAdvisor’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty TripAdvisor, including its definitive proxy statement materials for the special meeting, amendment no.2 to its Schedule 13E-3 transaction statement and its most recent Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports Liberty TripAdvisor subsequently files with the SEC, for additional information about Liberty TripAdvisor and about the risks and uncertainties related to Liberty TripAdvisor’s business which may affect the statements made in this communication.

Additional Information

In connection with the Transactions, Liberty TripAdvisor filed with the SEC the relevant materials, including a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, the definitive version of which will be sent or provided to Liberty TripAdvisor’s stockholders, and a Schedule 13E-3 transaction statement. Liberty TripAdvisor may also file other documents with the SEC regarding the Transactions. Promptly after filing its definitive Proxy Statement with the SEC, Liberty TripAdvisor commenced the mailing of, and will otherwise provide, the definitive Proxy Statement and a proxy card to each stockholder of Liberty TripAdvisor entitled to vote at the meeting relating to the Transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 TRANSACTION STATEMENT, TOGETHER WITH ALL RELEVANT SEC FILINGS REGARDING THE PROPOSED TRANSACTION, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED (INCLUDING AS EXHIBITS THEREWITH) WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 transaction statement and other documents that are filed or will be filed with the SEC by Liberty TripAdvisor through the website maintained by the SEC at www.sec.gov or Liberty TripAdvisor’s investor relations website at www.libertytripadvisorholdings.com/investors.

Participants in a Solicitation

Liberty TripAdvisor anticipates that the following individuals will be participants (the “Liberty TripAdvisor Participants”) in the solicitation of proxies from holders of LTRPA and LTRPB in connection with the proposed Transactions: Gregory B. Maffei, Chairman of the Liberty TripAdvisor Board and Liberty TripAdvisor’s President and Chief Executive Officer, Christy Haubegger, Michael J. Malone, Chris Mueller, Larry E. Romrell, Albert E. Rosenthaler and J. David Wargo, all of whom are members of the board of directors of Liberty TripAdvisor, Brian J. Wendling, Liberty TripAdvisor’s Senior Vice President and Chief Financial Officer, and Renee L. Wilm, Liberty TripAdvisor’s Chief Legal Officer and Chief Administrative Officer. Information regarding the Liberty TripAdvisor Participants, including a description of their direct or indirect interests, by security holdings or otherwise, and Liberty TripAdvisor’s transactions with related persons can be found under the captions “Beneficial Owners and Management—Security Ownership of Management” and “Certain Relationships and Related Party Transactions” contained in Liberty TripAdvisor’s definitive Proxy Statement and is available at: https://www.sec.gov/Archives/edgar/data/1606745/000110465925026856/tm251763-8_defm14a.htm. To the extent that certain Liberty TripAdvisor Participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in Liberty TripAdvisor’s definitive Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/edgar/browse/?CIK=1606745&owner=exclude. Additional information regarding the Liberty TripAdvisor Participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for Liberty TripAdvisor’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the contemplated transactions when they become available. These documents can be obtained free of charge from the sources indicated above.

About Liberty TripAdvisor Holdings, Inc.

Liberty TripAdvisor Holdings, Inc. (OTCMKTS: LTRPA, LTRPB) consists of its subsidiary Tripadvisor. Tripadvisor operates as a family of brands that connects people to experiences worth sharing, and aims to be the world’s most trusted source for travel and experiences. Tripadvisor leverages its brands, technology, and capabilities to connect its global audience with partners through rich content, travel guidance, and two-sided marketplaces for experiences, accommodations, restaurants, and other travel categories.

Shane Kleinstein, 720-875-5432

Source: Liberty TripAdvisor Holdings, Inc.